UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 14, 2014

THE JOINT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other juris-	(Commission file	(IRS employer
diction of incorporation)	number)	identification number)

16767 N. Perimeter Drive, Suite 240

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 14, 2014, the Company issued a press release announcing the closing of its initial public offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this report, and the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial States and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated November 14, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2014.

The Joint Corp.

By	/s/John B. Richards
John B. Richards
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 14, 2014.